                 AmeriCredit Automobile Receivables Trust 2000-A
                      Class A-1 6.0400% Asset Backed Notes
                      Class A-2 6.5400% Asset Backed Notes
                      Class A-3 7.1500% Asset Backed Notes
                      Class A-4 7.2900% Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:             3/1/2000
Monthly Period Ending:               3/31/2000




I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.   Beginning of period Aggregate Principal Balance                                                           $640,316,185
                                                                                                                    --------------
      B.   Purchase of Subsequent Receivables                                                                         174,999,998
                                                                                                                    --------------
      C.   Monthly Principal Amounts

           (1)   Collections on Receivables outstanding
                   at end of period                                                                      18,542,222
                                                                                                     ----------------
           (2)   Collections on Receivables paid off
                   during period                                                                          4,382,665
                                                                                                     ----------------
           (3)   Receivables becoming Liquidated Receivables
                   during period                                                                            356,028
                                                                                                     ----------------
           (4)   Receivables becoming Purchased Receivables
                   during period
                                                                                                     ----------------
           (5)   Cram Down Losses occurring during period
                                                                                                     ----------------
           (6)   Other Receivables adjustments                                                              (11,612)
                                                                                                     ----------------
           (7)   Less amounts allocable to Interest                                                     (10,714,663)
                                                                                                     ----------------
           Total Monthly Principal Amounts                                                                             12,554,640
                                                                                                                    --------------

      D.   End of period Aggregate Principal Balance                                                                 $802,761,543
                                                                                                                    ==============

      E.   Pool Factor                                                                                                97.3044300%
                                                                                                                    ==============






II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                          Class A-1      Class A-2      Class A-3     Class A-4         TOTAL
                                                          ---------      ---------      ---------     ---------         -----
      A.   Beginning of period Note Balance             $169,251,343   $313,000,000   $572,000,000   $233,000,000   $1,287,251,343
                                                       ---------------------------------------------------------------------------

      B.   Noteholders' Principal Distributable Amount    12,554,640              0              0              0       12,554,640
      C.   Noteholders' Accelerated Principal Amount       5,368,413              0              0              0        5,368,413
      D.   Accelerated Payment Amount Shortfall               85,917              0              0              0           85,917
      E.   Note Prepayment Amount                                  0              0              0              0                0
      F.   Deficiency Claim Amount                                 0              0              0              0                0
                                                       ---------------------------------------------------------------------------


      G.   End of period Note Balance                   $151,242,373   $313,000,000   $572,000,000   $233,000,000   $1,269,242,373
                                                       ===========================================================================
      H.   Note Pool Factors                             83.1002049%   100.0000000%   100.0000000%   100.0000000%      97.6340287%
                                                       ===========================================================================





III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:

      A.   Beginning of period Pre-Funding Account balance                                                           $650,000,003
                                                                                                                    --------------
      B.   Purchase of Subsequent Receivables                                                          (174,999,998)
                                                                                                     ----------------
      C.   Investment Earnings                                                                            1,720,598
                                                                                                     ----------------
      D.   Investment Earnings Transfer to Collections Account                                           (1,720,598)
                                                                                                     ----------------
      E.   Payment of Mandatory Prepayment Amount
                                                                                                     ----------------
                                                                                                                     (174,999,998)
                                                                                                                    --------------
      F.   End of period Pre-Funding Account balance                                                                 $475,000,005
                                                                                                                    ==============
IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.   Total Monthly Principal Amounts                                                                            $12,554,640
                                                                                                                    --------------
      B.   Required Pro-forma Note Balance                                                            1,149,985,393
                                                                                                     ----------------
      C.   Pro-forma Note Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)          1,274,696,703
                                                                                                     ----------------
      D.   Step-down Amount  (B. - C.)                                                                                          0
                                                                                                                    --------------
      E.   Principal Distributable Amount (A.- D.)                                                                    $12,554,640
                                                                                                                    ==============
V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.   Beginning of period Capitalized Interest Account balance                                                    $4,062,500
                                                                                                                    --------------
      B.   Monthly Capitalized Interest Amount                                                           (1,989,074)
                                                                                                     ----------------
      C.   Investment Earnings                                                                               19,303
                                                                                                     ----------------
      D.   Investment Earnings Transfer to Collections Account                                              (19,303)
                                                                                                     ----------------
      E.   Payment of Overfunded Capitalized Interest Amount                                                (94,259)
                                                                                                     ----------------
      F.   Payment of Remaining Capitalized Interest Account                                                      0
                                                                                                     ----------------
                                                                                                                       (2,083,333)
                                                                                                                    --------------
      G.   End of period Capitalized Interest Account balance                                                          $1,979,167
                                                                                                                    ==============
VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.   Available Funds:

           (1)   Collections on Receivables during period
                   (net of Liquidation Proceeds)                                                        $22,924,887
                                                                                                     ----------------
           (2)   Liquidation Proceeds collected
                   during period                                                                            259,262
                                                                                                     ----------------
           (3)   Purchase Amounts deposited in Collection
                   Account
                                                                                                     ----------------
           (4)   (a)   Investment Earnings - Collection Account                                             227,042
                                                                                                     ----------------
                 (b)   Investment Earnings - Transfer From Prefunding Account                             1,720,598
                                                                                                     ----------------
                 (c)   Investment Earnings - Transfer From Capitalized Interest Account                      19,303
                                                                                                     ----------------
           (5)   Collection of Supplemental Servicing Fees
                 (a)   Extension Fees                                                                         3,315
                                                                                                     ----------------
                 (b)   Repo and Recovery Fees Advanced                                                        1,365
                                                                                                     ----------------
                 (c)   Other Fees                                                                            45,547
                                                                                                     ----------------
           (6)   Monthly Capitalized Interest Amount                                                      1,989,074
                                                                                                     ----------------
           (7)   Mandatory Prepayment Amount
                                                                                                     ----------------
           Total Available Funds                                                                                       27,190,393
                                                                                                                    --------------

      B.   Distributions:

           (1)   Base Servicing Fee and Supplemental Servicing Fees
                 (a)   Base Servicing Fee                                                                 1,309,968
                                                                                                     ----------------
                 (b)   Repo and Recovery Fees                                                                 1,365
                                                                                                     ----------------
                 (c)   Bank Service Charges                                                                   1,189
                                                                                                     ----------------
                 (d)   Other Fees                                                                            45,547
                                                                                                     ----------------
           (2)   Agent fees                                                                                     417
                                                                                                     ----------------
           (3)   Refunds of Overpayments paid by AFS                                                         19,289
                                                                                                     ----------------
           (4)   Noteholders' Interest Distributable Amount
                 (a)   Class A - 1                                                                          851,989
                                                                                                     ----------------
                 (b)   Class A - 2                                                                        1,705,850
                                                                                                     ----------------
                 (c)   Class A - 3                                                                        3,408,167
                                                                                                     ----------------
                 (d)   Class A - 4                                                                        1,415,475
                                                                                                     ----------------
           (5)   Noteholders' Principal Distributable Amount
                 (a)   Class A - 1                                                                       12,554,640
                                                                                                     ----------------
                 (b)   Class A - 2                                                                                0
                                                                                                     ----------------
                 (c)   Class A - 3                                                                                0
                                                                                                     ----------------
                 (d)   Class A - 4                                                                                0
                                                                                                     ----------------

           (6)   Security Insurer Premiums                                                                  508,175
                                                                                                     ----------------
           Total distributions                                                                                         21,821,980
                                                                                                                    --------------
      C.   Excess Available Funds  (or Deficiency Claim Amount)                                                         5,368,413
                                                                                                                    --------------
      D.   Noteholders' Accelerated Principal Amount                                                                   (5,368,413)
                                                                                                                    --------------
      E.   Deposit to Spread Account                                                                                           $0
                                                                                                                    ==============


                                                          2


VII.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.   Excess Available Funds  (VI.C.)                                                               $5,368,413
                                                                                                     ----------------
      B.   Pro Forma Note Balance (II.A.-II.B.)                                                       1,274,696,703
                                                                                                     ----------------
      C.   Required Pro Forma Note Balance   (90%x (I.D.+III.F.)                                      1,149,985,393
                                                                                                     ----------------
      D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                                124,711,310
                                                                                                     ----------------
      E.   End of Period  Class A-1 Note Balance (before accel. payments)                               156,696,703
                                                                                                     ----------------
      F.   Lesser of D. or E.                                                                           124,711,310
                                                                                                     ----------------
      G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                         $5,368,413
                                                                                                                    --------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.   Pro Forma Note Balance                                                                    $1,274,696,703
                                                                                                     ----------------
      B.   Required Pro Forma Note Balance                                                            1,149,985,393
                                                                                                     ----------------
      C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                                124,711,310
                                                                                                     ----------------
      D.   End of Period  Class A-1 Note Balance (before accel. payments)                               156,696,703
                                                                                                     ----------------
      E.   Greater of C. or D.                                                                          156,696,703
                                                                                                     ----------------
      F.   Excess Available Funds  (VI.C.)                                                                5,368,413
                                                                                                     ----------------
      G.   Investment Earnings on Collection Account                                                        227,042
                                                                                                     ----------------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                          $151,555,332
                                                                                                                    --------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Beginning of period Spread Account balance                                                                 $19,500,000
                                                                                                                    --------------
      B.   Additions to Spread Account

           (1)   Deposits from Collections Account  (VI. E.)                                                      0
                                                                                                     ----------------
           (2)   Investment Earnings                                                                         85,917
                                                                                                     ----------------
           (3)   Deposits Related to Subsequent Receivables Purchases                                     5,250,000
                                                                                                     ----------------
           Total Additions                                                                                              5,335,917
                                                                                                                    --------------
      C.   Spread Account balance available for  withdrawals                                                           24,835,917
                                                                                                                    --------------
      D.   Requisite Amount of Spread Account

           (1)   Initial Spread Account Deposit                                                         $19,500,000
                                                                                                     ----------------
           (2)   Subsequent Spread Account Deposits                                                       5,250,000
                                                                                                     ----------------
           (3)   Total Initial & Subsequent Spread Account Deposits (1)+(2)                              24,750,000
                                                                                                     ----------------
           (4)   $100,000                                                                                   100,000
                                                                                                     ----------------
           (5)   1 1/2% of Original Pool Balance (total deliveries)                                     $12,375,000
                                                                                                     ----------------
           (6)   End of period Note Balance                                                           1,269,242,373
                                                                                                     ----------------
           (7)   Lesser of (5) or (6)                                                                    12,375,000
                                                                                                     ----------------
           (8)   Floor Amount Greater of (4) or (7)                                                      12,375,000
                                                                                                     ----------------
           (9)   Aggregate Principal Balance                                                            802,761,543
                                                                                                     ----------------
           (10)  End of period Note Balance                                                           1,269,242,373
                                                                                                     ----------------
           (11)  LINE (9) LESS LINE (10) (DURING FUNDING PERIOD AMOUNT EQUAL TO ZERO)                             0
                                                                                                     ----------------
           (12)  OC level     (11)/(9)                                                                        0.00%
                                                                                                     ----------------
           (13)  Spread Ending Balance as a Percent of Aggregate Principal Balance                            3.08%
                                                                                                     ----------------
           (14)  OC Percentage (12) + (13)                                                                    3.08%
                                                                                                     ----------------
           (15)  13% less OC level, if OC percentage is greater than or equal to 13%                            n/a
                                                                                                     ----------------
           (16)  If OC percentage is equal to or greater than 13%, Percent in (15) x End of Period
                                                                                                     ----------------
                     Aggregate Principal Balance                                                                n/a
                                                                                                     ----------------
           (17)  If OC Percentage is less than 13%, 3% of Original Pool Balance (total deliveries)       24,750,000
                                                                                                     ----------------
           (18)  15% of end of period Aggregate Principal Balance if Trigger Date                               n/a
                                                                                                     ----------------

           Requisite Amount of Spread Account (either (3), (8), (14), (16), (17) or (18) as applicable)                24,750,000
                                                                                                                    --------------

      E.   Withdrawals from Spread Account

           (1)   Priority First - Deficiency Claim Amount                                                         0
                                                                                                     ----------------
           (2)   Priority Second through Third
                                                                                                     ----------------
           (3)   Priority Fourth - Accelerated Payment Amount Shortfall                  151,555,332
                                                                                        -------------
                   Accelerated Payment Amount Shortfall in Excess of Requisite Amount                        85,917
                                                                                                     ----------------
           (4)   Priority Fifth through Sixth
                                                                                                     ----------------
           (5)   Priority Seventh - to Servicer
                                                                                                     ----------------

           Total withdrawals                                                                                               85,917
                                                                                                                    --------------

      F.   End of period Spread Account balances                                                                      $24,750,000
                                                                                                                    --------------

                                                          3

X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.   Beginning of period number of Receivables                                                                       47,012
                                                                                                                    --------------
      B.   Number of Subsequent Receivables Purchased                                                                      12,505
                                                                                                                    --------------
      C.   Number of Receivables becoming Liquidated
             Receivables during period                                                                                         23
                                                                                                                    --------------
      D.   Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                    --------------
      E.   Number of Receivables paid off during period                                                                       411
                                                                                                                    --------------
      F.   End of period number of Receivables                                                                             59,083
                                                                                                                    ==============
XI.   STATISTICAL DATA:

      A.   Weighted Average APR of the Receivables                                                                         18.72%
                                                                                                                    --------------
      B.   Weighted Average Remaining Term of the Receivables                                                               56.09
                                                                                                                    --------------
      C.   Average Receivable Balance                                                                                     $13,587
                                                                                                                    --------------
      D.   Aggregate Realized Losses                                                                                     $147,729
                                                                                                                    --------------





By:        /s/ Preston A. Miller
           ---------------------
Name:      Preston A. Miller
           -----------------
Title:     Executive Vice President and Treasurer
           --------------------------------------
Date:      April 3, 2000
           -------------

                 AmeriCredit Automobile Receivables Trust 2000-A
                      Class A-1 6.0400% Asset Backed Notes
                      Class A-2 6.5400% Asset Backed Notes
                      Class A-3 7.1500% Asset Backed Notes
                      Class A-4 7.2900% Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 2000-A, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of February 6, 2000. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:             3/1/2000
Monthly Period Ending:               3/31/2000




I.    MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                          Class A-1      Class A-2      Class A-3      Class 4         Total
                                                          ---------      ---------      ---------      -------         -----
      A.   Preliminary End of period Note Balance       $151,242,373   $313,000,000   $572,000,000   $233,000,000  $1,269,242,373
                                                       ---------------------------------------------------------------------------

      B.   Deficiency Claim Amount                                 0              0              0              0               0

      C.   End of period Note Balance                   $151,242,373   $313,000,000   $572,000,000   $233,000,000  $1,269,242,373
                                                       ===========================================================================

      D.   Note Pool Factors                              83.100205%   100.0000000%   100.0000000%   100.0000000%      97.634029%
                                                       ===========================================================================








II.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Preliminary End of period Spread Account balance                                                           $24,750,000
                                                                                                                    --------------
      B.   Priority First - Deficiency Claim Amount from preliminary certificate                                                0
                                                                                                                    --------------
      C.   End of period Spread Account balance                                                                       $24,750,000
                                                                                                                    --------------

III.  PERFORMANCE TESTS:

      A.   Delinquency Ratio

           (1)   Receivables with Scheduled Payment
                   delinquent more than 60 days
                   at end of period                                                                      $2,499,251
                                                                                                     ----------------
           (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 60
                   days at end of period
                                                                                                     ----------------
           (3)   Beginning of period Principal Balance                                                  815,316,183
                                                                                                     ----------------
           (4)   Delinquency Ratio (1)+(2) divided by (3)                                                                   0.31%
                                                                                                                    --------------
           (5)   Previous Monthly Period Delinquency Ratio                                                                  0.04%
                                                                                                                    --------------
           (6)   Second previous Monthly Period Delinquency Ratio                                                           0.00%
                                                                                                                    --------------
           (7)   Average Delinquency Ratio (4)+(5)+(6)
                   divided by 3                                                                                             0.11%
                                                                                                                    --------------
           (8)   Compliance (Delinquency Test Failure is a
                   Delinquency Ratio equal to or greater than 5.00%)                                                   yes
                                                                                                                    --------------

                                                          5



      B.   Cumulative Default Rate

           (1)   Defaulted Receivables in Current Period                                                   $800,142
                                                                                                     ----------------
           (2)   Cumulative Defaulted Receivables Including
                   Defaulted Receivables in Current Period                                                1,256,914
                                                                                                     ----------------
           (3)   Original Pool Balance                                                                  824,999,995
                                                                                                     ----------------
           (4)   Cumulative Default Rate (2) divided by (3)                                                                 0.15%
                                                                                                                    --------------
           (5)   Compliance (Default Test Failure is a Cumulative
                   Default Rate equal to or greater than 8.74%.)                                                       yes
                                                                                                                    --------------

      C.   Cumulative Net Loss Rate

           (1)   Receivables becoming Liquidated Receivables during period                                 $356,028
                                                                                                     ----------------
           (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30 days at end of period
                                                                                                     ----------------
           (3)   Cram Down Losses occurring during period
                                                                                                     ----------------
           (4)   Liquidation Proceeds collected during period                                              (259,262)
                                                                                                     ----------------
           (5)   Net Losses during period (1)+(2)+(3)-(4)                                                    96,766
                                                                                                     ----------------
           (6)   Net Losses since Initial Cut-off Date (Beginning of Period)                                 50,963
                                                                                                     ----------------
           (7)   CUMULATIVE NET LOSS RATE BEFORE 50% OF 90 DAY DELINQUENCIES                                                0.01%
                 (5) + (6) DIVIDED BY (9)                                                                           --------------
           (8)   50% of Receivables with Scheduled Payment delinquent
                   more than 90 days at end of period                                                        39,407
                                                                                                     ----------------
           (9)   Original Aggregate Principal Balance plus Pre-Funded Amount
                   as of the Closing Date                                                             1,300,000,000
                                                                                                     ----------------
           (10)  Cumulative Net Loss Rate (5)+(6)+(8)
                   divided by (9)                                                                                           0.01%
                                                                                                                    --------------
           (11)  Compliance (Net Loss Test Failure is a
                   Net Loss Rate equal to or greater than 5.00%.)                                                      yes
                                                                                                                    --------------

      D.   Extension Rate

           (1)   Principal Balance of Receivables extended during current period                           $323,466
                                                                                                     ----------------
           (2)   Beginning of Period Aggregate Principal Balance                                        815,316,183
                                                                                                     ----------------
           (3)   Extension Rate (1) divided by (2)                                                                          0.04%
                                                                                                                    --------------
           (4)   Previous Monthly Extension Rate                                                                            0.01%
                                                                                                                    --------------
           (5)   Second previous Monthly Extension Rate                                                                     0.00%
                                                                                                                    --------------
           (6)   Average Extension Rate (3)+(4)+(5)
                   divided by 3                                                                                             0.02%
                                                                                                                    --------------
           (7)   Compliance (Extension Test Failure is an
                   Extension Rate equal to or greater than 4%.)                                                        yes
                                                                                                                    --------------







IV.   DELINQUENCY:

      A.   Receivables with Scheduled Payment delinquent

           (1)   31-60 days                                                    #           1,366        $19,056,506         2.34%
                                                                                --------------------------------------------------
           (2)   61-90 days                                                                  170          2,451,153         0.30%
                                                                                --------------------------------------------------
           (3)   over 90 days                                                                  3             48,098         0.01%
                                                                                --------------------------------------------------

           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                            1,539        $21,555,757         2.65%
                                                                                ==================================================






By:              /s/ Preston A. Miller
                 ---------------------
Name:            Preston A. Miller
                 -----------------
Title:           Executive Vice President and Treasurer
                 --------------------------------------
Date:            April 3, 2000
                 -------------






                                                          6